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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ========================


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                            ========================


        Date of Report (Date of earliest event reported): June 23, 2000


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



             GEORGIA                   001-13183                56-2122873
  ----------------------------  -----------------------   ----------------------
  (State or other Jurisdiction  (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                 Identification Number)


     8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA               30350
     ----------------------------------------------               -----
          (Address of principal executive offices)              (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's Telephone Number, including Area Code)


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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 23, 2000, Roberts Realty Investors, Inc. completed the sale of its Ivey Brook community to Ivey Brook Apartments, Inc. for $14,550,000. Ivey Brook is a 146-unit apartment community located in Atlanta, Georgia. Net cash proceeds were $7,256,000 after deducting:

     - $6,190,000 for the mortgage note payable, which was assumed by the buyer;

     -    $378,000 for closing costs and prorations; and

     - $726,000 for a partnership profits interest to Roberts Properties, Inc., a non-owned affiliate, under the terms of the agreement of limited partnership of Roberts Properties Residential, L.P., through which Roberts Realty conducts its business.

The purchaser is unaffiliated with Roberts Realty, and the transaction was negotiated at arms-length. In negotiating the sales price, Roberts Realty considered, among other factors:

     -    the Ivey Brook community's historical and anticipated cash flows;

     -    the condition and location of the community; and

     -    current market conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Pro Forma Financial Statements

         (1) Pro forma condensed consolidated balance sheet as of March 31, 2000 (unaudited).

         (2) Pro forma consolidated statements of operations for the three months ended March 31, 2000 (unaudited) and for the year ended December 31, 1999 (unaudited).

(b)      Exhibits

         99.1 Press Release concerning the sale of Ivey Brook and the special distribution to shareholders.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
(UNAUDITED)
--------------------------------------------------------------------------------
This unaudited pro forma condensed consolidated balance sheet is presented as if Roberts Realty had completed the sale of the Ivey Brook community on March 31, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2000, nor does it purport to represent the future financial position of Roberts Realty.

(DOLLARS IN THOUSANDS)


                                                                                PRO FORMA            THE
                                                                               ADJUSTMENTS         COMPANY
                                                                 (A)          FOR THE SALE        PRO FORMA
                                                             HISTORICAL       OF IVEY BROOK      CONSOLIDATED
                                                             ----------       -------------      ------------
ASSETS

NET REAL ESTATE ASSETS                                        $ 124,152         $ (10,188)(B)     $ 113,964

CASH AND CASH EQUIVALENTS                                         2,081             7,306 (C)         9,387

RESTRICTED CASH                                                   1,230               (31)(D)         1,199

OTHER ASSETS-NET                                                  1,319                               1,319
                                                              ---------         ---------         ---------

                                                              $ 128,782         $  (2,913)        $ 125,869
                                                              =========         =========         =========


LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
       Mortgage notes payable                                 $  84,391         $  (6,209)(E)     $  78,182
       Land note payable                                          5,000                               5,000
       Line of credit                                             2,000                               2,000
       Other liabilities                                          4,144               (31)(F)         4,113
                                                              ---------         ---------         ---------
              Total liabilities                                  95,535            (6,240)           89,295

MINORITY INTEREST                                                11,304             1,131 (G)        12,435

SHAREHOLDERS' EQUITY
       Common stock                                                  50                                  50
       Additional paid-in capital                                25,055            (1,131)(G)        23,924
       Treasury stock                                            (1,128)                             (1,128)
       Unamortized deferred compensation                           (119)                               (119)
       (Accumulated deficit)/retained earnings                   (1,915)            3,327 (H)         1,412
                                                              ---------         ---------         ---------
              Total shareholders' equity                         21,943             2,196            24,139

                                                              $ 128,782         $  (2,913)        $ 125,869
                                                              =========         =========         =========

Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical consolidated balance sheet of Roberts Realty as of March 31, 2000.

(B) Reflects a decrease for the net book value of Ivey Brook that was sold on June 23, 2000.

(C) Reflects the net sales proceeds of $7,275,000 from the sale of Ivey Brook on June 23, 2000 and $31,000 from the release of previously restricted cash.

(D) Reflects the decrease from the release of restrictions on certain cash balances as a result of the sale of Ivey Brook.

(E) Reflects a decrease for the $6,209,000 mortgage note payable as of March 31, 2000 that was assumed by the buyer of Ivey Brook.

(F) Reflects the assumption by the buyer of security and pet deposits as a result of the sale of Ivey Brook.

(G) Represents the adjustment necessary to reflect the 34.0% pro forma minority interest in the aggregate gain of $3,309,000 on the sale of Ivey Brook.

(H)      Represents a gain of $3,309,000 on the sale of Ivey Brook.


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

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of the Ivey Brook community on January 1, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual financial position would have been at January 1, 2000, nor does it purport to represent the results of operations for future periods.

(DOLLARS IN THOUSANDS)

                                                                                 (B)
                                                                              PRO FORMA           THE
                                                                              ADJUSTMENTS        COMPANY
                                                                 (A)          OR SALE OF       PRO FORMA
                                                              HISTORICAL      IVEY BROOK      CONSOLIDATED
                                                              ----------     -------------    ------------
OPERATING REVENUES:
     Rental operations                                         $ 4,616         $  (424)        $ 4,192
     Other operating income                                        359             (52)            307
                                                               -------         -------         -------

          Total operating revenues                               4,975            (476)          4,499
                                                               -------         -------         -------

OPERATING EXPENSES:
     Personnel                                                     454             (42)            412
     Utilities                                                     328             (36)            292
     Repairs, maintenance and landscaping                          300             (27)            273
     Real estate taxes                                             434             (33)            401
     Marketing, insurance and other                                208             (20)            188
     General and administrative expenses                           485               0             485
     Depreciation of real estate assets                          1,361            (113)          1,248
                                                               -------         -------         -------

          Total operating expenses                               3,570            (271)          3,299
                                                               -------         -------         -------

INCOME FROM OPERATIONS                                           1,405            (205)          1,200
                                                               -------         -------         -------
OTHER INCOME (EXPENSE):
    Interest income                                                 46               0              46
     Interest expense                                           (1,373)            111          (1,262)
     Loss on disposal of assets                                    (39)              6             (33)
     Amortization of deferred financing costs                      (57)              4             (53)
                                                               -------         -------         -------

          Total other expense                                   (1,423)            121          (1,302)
                                                               -------         -------         -------
LOSS BEFORE
       MINORITY INTEREST                                           (18)            (84)           (102)

MINORITY INTEREST OF
       UNITHOLDERS IN THE
       OPERATING PARTNERSHIP                                         6              29              35
                                                               -------         -------         -------

NET LOSS                                                       $   (12)        $   (55)        $   (67)
                                                               =======         =======         =======


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

INCOME PER COMMON SHARE - BASIC AND DILUTED:

Net loss                                                     $    (0.00)     $    (0.01)     $    (0.01)
                                                             ==========      ==========      ==========
Weighted average common shares - basic                        4,844,337       4,844,337       4,844,337

Weighted average common shares - diluted                      7,405,986       7,405,986       7,405,986



Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the three months ended March 31, 2000.

(B) Reflects the historical statement of operations for Ivey Brook for the three months ended March 31, 2000.

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


ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of both the Ivey Brook and Bentley Place communities on January 1, 1999. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual financial position would have been at January 1, 1999, nor does it purport to represent the results of operations for future periods.

(DOLLARS IN THOUSANDS)                                                 (B)                    (C)
                                                                    PRO FORMA              PRO FORMA                THE
                                                                   ADJUSTMENTS            ADJUSTMENTS             COMPANY
                                                  (A)              FOR SALE OF            FOR SALE OF            PRO FORMA
                                              HISTORICAL          BENTLEY PLACE           IVEY BROOK           CONSOLIDATED
                                              ----------          -------------           ----------           ------------

OPERATING REVENUES:
  Rental operations                            $ 18,163            $    (675)              $  (1,682)             $ 15,806
  Other operating income                          1,221                  (27)                   (140)                1,054
                                              ---------            ---------               ---------             ---------

       Total operating revenues                  19,384                 (702)                 (1,822)               16,860
                                              ---------            ---------               ---------             ---------

OPERATING EXPENSES:
  Personnel                                       1,785                  (74)                   (170)                1,541
  Utilities                                       1,301                  (28)                   (125)                1,148
  Repairs, maintenance and landscaping            1,180                  (61)                    (63)                1,056
  Real estate taxes                               1,574                  (61)                   (128)                1,385
  Marketing, insurance and other                    848                  (30)                    (65)                  753
  General and administrative expenses             1,964                    0                       0                 1,964
  Depreciation of real estate assets              5,529                 (189)                   (498)                4,842
                                              ---------            ----------              ---------             ---------

       Total operating expenses                  14,181                 (443)                 (1,049)               12,689
                                              ---------            ----------              ---------             ---------

INCOME FROM OPERATIONS                            5,203                 (259)                   (773)                4,171
                                              ---------            ----------              ---------             ---------

OTHER INCOME (EXPENSE):
  Interest income                                   159                   (2)                     (4)                  153
  Interest expense                               (5,244)                 184                     447                (4,613)
  Loss on disposal of assets                        (81)                   5                       6                   (70)
  Amortization of deferred financing costs         (219)                   8                      15                  (196)
  Other amortization expense                        (11)                   0                       0                   (11)
                                              ---------            ---------               ---------             ----------

       Total other expense                       (5,396)                 195                     464                (4,737)
                                              ---------            ---------               ---------             ----------

LOSS BEFORE MINORITY
    INTEREST, GAIN ON SALE OF
    REAL ESTATE ASSET AND
    EXTRAORDINARY ITEM                             (193)                 (64)                   (309)                 (566)

MINORITY INTEREST OF
    UNITHOLDERS IN THE
    OPERATING PARTNERSHIP                            70                   23                     112                   205
                                              ---------            ---------               ---------             ---------

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


LOSS BEFORE GAIN ON SALE OF
    REAL ESTATE ASSET AND
    EXTRAORDINARY ITEM                             (123)                 (41)                   (197)                 (361)

GAIN ON SALE OF REAL ESTATE
    ASSET, net of minority interest
    of unitholders in the operating
    partnership                                   1,023               (1,023)                      0                     0
                                              ---------            ---------               ---------             ---------

INCOME (LOSS) BEFORE
    EXTRAORDINARY ITEM                              900               (1,064)                   (197)                 (361)

EXTRAORDINARY ITEM-loss on early
    extinguishment of debt, net of
    minority interest of unitholders
    in the operating partnership                   (184)                 184                       0                     0
                                              ---------            ---------               ---------             ---------

NET (LOSS) INCOME                             $     716            $    (880)              $    (197)            $    (361)
                                              =========            ==========              =========             =========


INCOME PER COMMON SHARE - BASIC AND DILUTED:

 Income (loss) before extraordinary item      $    0.19            $   (0.23)              $   (0.04)            $   (0.08)
 Extraordinary items                              (0.04)                0.04                    0.00                  0.00
                                              ---------            ---------               ---------             ---------
 Net income (loss)                            $    0.15            $   (0.19)              $   (0.04)            $   (0.08)
                                              =========            =========               =========             =========


  Weighted average common
      shares - basic                          4,737,008            4,737,008               4,737,008             4,737,008

  Weighted average common
      shares - diluted                        7,448,757            7,448,757               7,448,757             7,448,757


Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the twelve months ended December 31, 1999.

(B) Reflects the historical statement of operations for the Bentley Place community for the period January 1, 1999 through August 23, 1999, the date the community was sold.

(C) Reflects the historical statement of operations for Ivey Brook for the twelve months ended December 31, 1999.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                        ROBERTS REALTY INVESTORS, INC.


Dated: July 7, 2000                     By:  /s/ Charles R. Elliott
                                             ---------------------------
                                             Charles R. Elliott
                                             Chief Financial Officer

Exhibit Index

Exhibit No.       Description

99.1 Press Release concerning the sale of Ivey Brook and the declaration of a special distribution.